Advisors Disciplined Trust 1763
                          Supplement to the Prospectus

     Intersil Corporation (NASDAQ: ISIL) has been acquired by Renesas Electronics Corporation (TYO: 6723) in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Global Dividend Strategy Portfolio, Series 2017-1Q - A Hartford Investment Management Company ("HIMCO") Portfolio no longer include shares of Intersil Corporation.

     Supplement Dated:  February 28, 2017















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